                                                                    EXHIBIT 10.1


                                    FORM OF

                                PALMYRA SAVINGS

                         EMPLOYEE STOCK OWNERSHIP PLAN

                          EFFECTIVE [JANUARY 1, 1999]

                                    FORM OF
                                PALMYRA SAVINGS
                         EMPLOYEE STOCK OWNERSHIP PLAN
                                 CERTIFICATION

     I, L. Edward Schaeffer, Chairman of the Board of Directors and President of Palmyra Savings, a federal savings bank, hereby certify that the attached Palmyra Savings Employee Stock Ownership Plan, effective [JANUARY 1, 1999], was adopted at a duly held meeting of the Board of Directors of the Bank.


ATTEST:                             Palmyra Savings


_________________________           By:_______________________________________
                                       L. Edward Schaeffer
                                       Chairman of the Board of Directors and
                                       President

_________________________
Date

                                    FORM OF
                                PALMYRA SAVINGS
                         EMPLOYEE STOCK OWNERSHIP PLAN

                               TABLE OF CONTENTS

Section 1 - Introduction.......................................................

Section 2 - Definitions........................................................

Section 3 - Eligibility and Participation......................................

Section 4 - Contributions......................................................

Section 5 - Allocation and Valuation...........................................

Section 6 - Vesting and Forfeitures............................................

Section 7 - Distributions......................................................

Section 8 - Voting of Company Stock and Tender Offers..........................

Section 9 - The Committee and Plan Administration..............................

Section 10 - Rules Governing Benefit Claims....................................

Section 11 - The Trust.........................................................

Section 12 - Adoption, Amendment and Termination...............................

Section 13 - General Provisions................................................

Section 14 - Top-Heavy Provisions..............................................

                                    FORM OF
                                PALMYRA SAVINGS
                         EMPLOYEE STOCK OWNERSHIP PLAN

                                   SECTION 1
                                 INTRODUCTION

SECTION 1.01   NATURE OF THE PLAN.
               ------------------

Effective as of January 1, 1999, (the "Effective Date"), Palmyra Savings, a federal savings bank (the "Bank"), hereby establishes the Palmyra Savings Employee Stock Ownership Plan (the "Plan") to enable Eligible Employees (as defined in Section 2.01(q) of the Plan) to acquire stock ownership interests in PFSB Bancorp, Inc., the holding company of the Bank (the "Company"). The Bank intends this Plan to be a tax-qualified stock bonus plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and an employee stock ownership plan within the meaning of Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Sections 409 and 4975(e)(7) of the Code. The Plan is designed to invest primarily in the common stock of the Company, which stock constitutes "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA and Sections 409(l) and 4975(e)(8) of the Code. Accordingly, the Plan and Trust Agreement (as defined in Section 2.01(oo) of the Plan) shall be interpreted and applied in a manner consistent with the Bank's intent for it to be a tax-qualified plan designed to invest primarily in qualifying employer securities.

SECTION 1.02   EMPLOYERS AND AFFILIATES.
               ------------------------

The Bank and each of its Affiliates (as defined in Section 2.01(c) of the Plan) which, with the consent of the Bank, adopt the Plan pursuant to the provisions of Section 12.01 of the Plan are collectively referred to as the "Employers" and individually as an "Employer." The Plan shall be treated as a single plan with respect to all participating Employers.

                                   SECTION 2
                                  DEFINITIONS

SECTION 2.01   DEFINITIONS.
               -----------

In this Plan, whenever the context so indicates, the singular or the plural number and the masculine or feminine gender shall be deemed to include the other, the terms "he," "his," and "him," shall refer to a Participant or Beneficiary, as the case may be, and, except as otherwise provided, or unless the context otherwise requires, the capitalized terms shall have the following meanings:

(a) "ACCOUNT" or "ACCOUNTS" mean a Participant's or Beneficiary's Company Stock Account and/or his Other Investments Account, as the context so requires.

(b) "ACQUISITION LOAN" means a loan (or other extension of credit, including an installment obligation to a "party in interest" (as defined in Section 3(14) of ERISA)) incurred by the Trustee in connection with the purchase of Company Stock.

(c) "AFFILIATE" means any corporation, trade or business, which, at the time of reference, is together with the Bank, a member of a controlled group of corporations, a group of trades or businesses (whether or not incorporated) under common control, or an affiliated service group, as described in Sections 414(b), 414(c), and 414(m) of the Code, respectively, or any other organization treated as a single employer with the Bank under Section 414(o) of the Code; provided, however, that, where the context so requires, the term "Affiliate" shall be construed to give full effect to the provisions of Sections 409(l)(4) and 415(h) of the Code.

(d) "BANK" means Palmyra Savings, Palmyra, Missouri and any entity which succeeds to the business of Palmyra Savings and which adopts this Plan in accordance with the provisions of Section 12.02 of the Plan or by written agreement assuming the obligations under the Plan.

(e) "BENEFICIARY" means the person(s) entitled to receive benefits under the Plan following a Participant's death, pursuant to Section 7.03 of the Plan.

(f) "CHANGE IN CONTROL" shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act or the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) as in effect on the date hereof (provided that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity.

(g) "CODE" means the Internal Revenue Code of 1986, as amended.

(h) "COMMITTEE" means the individual(s) responsible for the administration of the Plan in accordance with Section 9 of the Plan.

(i) "COMPANY" means PFSB Bancorp, Inc. and any entity which succeeds to the business of PFSB Bancorp, Inc.

(j) "COMPANY STOCK" means shares of the voting common stock or preferred stock, meeting the requirements of Section 409 of the Code and Section 407(d)(5) of ERISA, issued by the Bank or its Affiliates.

(k) "COMPANY STOCK ACCOUNT" means the account established and maintained in the name of each Participant or Beneficiary to reflect his share of the Trust Fund invested in Company Stock.

(l) "COMPENSATION" means a Participant's base salary and overtime paid during the Plan Year, plus elective deferrals under a plan meeting the requirements of
Section 401(k) or 125 of the Code for such Plan Year.

A Participant's Compensation shall not exceed $150,000 (as periodically adjusted pursuant to Section 401(a)(17) of the Code (the "Compensation Limit")). If a Participant's Compensation is determined on a basis of a period of less than twelve (12) calendar months, then the Compensation Limit for such Participant shall be the Compensation Limit in effect for the Plan Year in which the period begins multiplied by a ratio obtained by dividing the number of full months in the period by twelve (12).

(m) "CONVERSION DATE" means the date the Company first issues common stock pursuant to its initial public offering.

(n) "DISABILITY" means a physical or mental impairment, certified by one or more physician(s) designated by the Committee, which prevents him from doing any substantial gainful activity for which he is fitted by education, training or experience, and which is expected to last at least 12 months or to result in death.

(o) "EFFECTIVE DATE" means JANUARY 1, 1999.

(p) "ELIGIBILITY COMPUTATION PERIOD" means a twelve (12) consecutive month period. An Employee's first Eligibility Computation Period shall begin on date he first performs an Hour of Service for the Employer ("employment commencement date"). Subsequent Eligibility Computation Periods shall be the Plan Year, commencing with the first Plan Year that includes the first anniversary date of the Employee's employment commencement date. To determine an Eligibility Computation Period after a One Year Break in Service, the Plan shall use the twelve (12) consecutive month period beginning on the date the Employee again performs an Hour of Service for the Employer.

(q) "ELIGIBLE EMPLOYEE" means any Employee who is not precluded from participating in the Plan by reason of the provisions of Section 3.02 of the Plan.

(r) "EMPLOYEE" means any person who is employed by the Bank or an Affiliate in any capacity, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Bank or an Affiliate, as well as any other person qualifying as a common-law employee of the Bank or an Affiliate, except that such term shall not include:

          (i) Any individual who performs services for the Bank or an Affiliate and who is classified and paid as an independent contractor (regardless of his classification for federal tax or other legal purpose) by the Bank or Affiliate and

          (ii) Any individual, whether a "leased employee" (within the meaning of Section 414(n) of the Code) or otherwise, who performs services for the Bank or an Affiliate pursuant to an agreement between the Bank or Affiliate and any other person, including a leasing organization.

(s) "EMPLOYER" or "EMPLOYERS" means the Bank and its Affiliates, which adopt the Plan in accordance with the provisions of Section 12.01 of the Plan, and any entity which succeeds to the business of the Bank or its Affiliates and which adopts the Plan in accordance with the provisions of Section 12.02 of the Plan or by written agreement assumes the obligations under the Plan.

(t) "ENTRY DATE" means the first day of the month following the date the Employee satisfies the eligibility requirements under Section 3.01 of the Plan.

(u) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

(v) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

(w) "FINANCED SHARES" means shares of Company Stock acquired by the Trustee with the proceeds of an Acquisition Loan, which shall constitute "qualifying employer securities" under Section 409(l) of the Code and any shares of Company Stock received upon conversion or exchange of such shares.

(x) "HIGHLY COMPENSATED EMPLOYEE" means an Employee who, for a particular Plan Year, satisfies one of the following conditions:

          (i) was a "5-percent owner" (as defined in Section 414(q)(2) of the Code) during the year or the preceding year, or

          (ii) for the preceding year,

               (A) had "compensation" (as defined in Section 414(q)(4) of the Code) from the Bank and its Affiliates exceeding $80,000 (as periodically adjusted pursuant to Section 414(q)(1) of the Code), and

               (B) if the Employer elects, was in the "top-paid group" (as defined in Section 414(q)(3) of the Code) of Employees for such preceding year.

(y) "HOURS OF SERVICE" means:

          (i) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

          (ii) Each hour for which an Employee is paid, or entitled to payment, for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, no credit shall be given to the Employee for:

               (A) more than 501 hours under this clause (ii) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period);

               (B) an hour for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment, or disability insurance laws; or

               (C) an hour or a payment which solely reimburses the Employee for medical or medically-related expenses incurred by the Employee.

          (iii) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer; provided, however, that hours credited under either clause (i) or (ii) above shall not also be credited under this clause (iii). Crediting of hours for back pay awarded or agreed to with respect to periods described in clause (ii) above will be subject to the limitations set forth in that clause.

The crediting of Hours of Service shall be determined by the Committee in accordance with the rules set forth in Section 2530.200b-3 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification. Hours of Service will be credited for employment with an Affiliate.

For purposes of determining whether an Employee has incurred a One Year Break in Service and for vesting and participation purposes, if an Employee begins a maternity/paternity leave of absence described in Section 411(a)(6)(E)(i) of the Code, his Hours of Service shall include the Hours of Service that would have been credited to him if he had not been so absent (or eight (8) Hours of Service for each day of such absence if the actual Hours of Service cannot be determined). An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which his absence begins (if such crediting will prevent him from incurring a One Year Break in Service in such Plan Year) or, in all other cases, in the following Plan Year. An absence from employment for maternity or paternity reasons means an absence:

          (i)   by reason of pregnancy of the Employee,

          (ii)  by reason of a birth of a child of the Employee,

          (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

          (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

(z) "LOAN SUSPENSE ACCOUNT" means that portion Trust Fund consisting of Company Stock acquired with an Acquisition Loan which has not yet been allocated to the Participants' Accounts.

(aa) "NORMAL RETIREMENT AGE" means the date the Employee attains age sixty-five
(65).

(bb) "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the Participant's attainment of Normal Retirement Age.

(cc) "ONE YEAR BREAK IN SERVICE" means a twelve (12) consecutive month period during which the Participant does not complete more than 500 Hours of Service.

(dd) "OTHER INVESTMENTS ACCOUNT" means the account established and maintained in the name of each Participant or Beneficiary to reflect his share of the Trust Fund, other than Company Stock.

(ee) "PARTICIPANT" means any active Employee who has become a participant in accordance with Section 3.01 of the Plan or any other person with an Account balance under the Plan.

(ff) "PLAN" means this Palmyra Savings Employee Stock Ownership Plan, as amended from time to time.

(gg) "PLAN YEAR" means the calendar year.

(hh) "POSTPONED RETIREMENT DATE" means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

(ii) "RECOGNIZED ABSENCE" means a period for which:

          (i) an Employer grants an Employee a leave of absence for a limited period of time, but only if an Employer grants such leaves of absence on a nondiscriminatory basis to all Eligible Employees; or

          (ii) an Employee is temporarily laid off by an Employer because of a change in the business conditions of the Employer; or

          (iii) an Employee is on active military duty, but only to the extent that his employment rights are protected by the Military Selective Service Act of 1967 (38 U.S.C. sec. 2021).

(jj) "RETIREMENT DATE" means a Participant's Normal Retirement Date or Postponed Retirement Date, whichever is applicable.

(kk) "SERVICE" means employment with the Bank or an Affiliate.

(ll) "TREASURY REGULATIONS" means the regulations promulgated by the Department of Treasury under the Code.

(mm) "TRUST" means the Palmyra Savings Employee Stock Ownership Plan Trust created in connection with the establishment of the Plan.

(nn) "TRUST AGREEMENT" means the trust agreement establishing the Trust.

(oo) "TRUST FUND" means the assets held in the Trust for the benefit of Participants and their Beneficiaries.

(pp) "TRUSTEE" means the trustee or trustees from time to time in office under the Trust Agreement.

(qq) "VALUATION DATE" means the last day of the Plan Year and each other date as of which the Committee shall determine the investment experience of the Trust Fund and adjust the Participants' Accounts accordingly.

(rr) "VALUATION PERIOD" means the period following a Valuation Date and ending with the next Valuation Date.

(ss) "YEAR OF SERVICE" means an Eligibility Computation Period (for eligibility purposes) or any other 12-consecutive month period (for other purposes) in which an Employee completes at least 1,000 Hours of Service.

                                   SECTION 3
                         ELIGIBILITY AND PARTICIPATION

SECTION 3.01   INITIAL PARTICIPATION.
               ---------------------

(a)  Employees Employed at the Conversion Date.  Any Eligible Employee who is
     -----------------------------------------
employed by an Employer at the Conversion Date shall enter the Plan and become a Participant immediately as of the later of the Effective Date or the date he first performs an Hour of Service for the Employer.

(b)  Employees Employed After the Conversion Date.  An Eligible Employee who
     --------------------------------------------
becomes employed by an Employer subsequent to the Conversion Date shall become eligible to enter the Plan upon satisfying the following requirements:

          (i)  He has completed one (1) Year of Service; and

          (ii) He has attained 21 years of age.

(c) An Eligible Employee who has satisfied the eligibility requirements of paragraph (b) of this Section 3.01 shall enter the Plan and become a Participant on the Entry Date coincident with or next following the date he satisfies such requirements.

SECTION 3.02   CERTAIN EMPLOYEES INELIGIBLE.
               ----------------------------

Except as provided for in Section 3.01(a) of the Plan, the following Employees are ineligible to participate in the Plan:

(a) Employees covered by a collective bargaining agreement between the Employer and the Employee's collective bargaining representative if:

     (i) retirement benefits have been the subject of good faith bargaining between the Employer and the representative, and

     (ii) the collective bargaining agreement does not expressly provide that Employees of such unit be covered under the Plan;

(b) Employees who are nonresident aliens and who receive no earned income from an Employer which constitutes income from sources within the United States; and

(c) Employees of an Affiliate that has not adopted the Plan pursuant to Sections 12.01 or 12.02 of the Plan.

SECTION 3.03   TRANSFER TO AND FROM ELIGIBLE EMPLOYMENT.
               ----------------------------------------

(a)  If an Employee ineligible to participate in the Plan by reason of Section
3.02 of the Plan transfers to employment as an Eligible Employee, he shall enter the Plan as of the later of:

     (i)  the first Entry Date after the date of transfer, or

     (ii) the first Entry Date on which he could have become a Participant pursuant to Section 3.01 of the Plan if his prior employment with the Bank or Affiliate had been as an Eligible Employee.

(b) If a Participant transfers to a position of employment that is not eligible to participate in the Plan by reason of Section 3.02 of the Plan, he shall cease active participation in the Plan as of the date of such transfer and his transfer shall be treated for all purposes of the Plan as any other termination of Service.

SECTION 3.04   PARTICIPATION AFTER REEMPLOYMENT.
               --------------------------------

(a) Any Employee re-entering Service with an Employer after a One Year Break in Service who has never satisfied the eligibility requirements of Section 3.01(b) of the Plan shall not receive credit for prior Service with an Employer and shall be required to meet the eligibility requirements of Section 3.01(b) of the Plan before becoming a Participant.

(b) An Employee who has satisfied the eligibility requirements of Section 3.01(b) of the Plan but who terminates Service prior to entering the Plan and becoming a Participant in accordance with Section 3.01(c) of the Plan will become a Participant on the later of:

     (i) the first Entry Date on which he would have entered the Plan had he not terminated Service, or

     (ii) the date he re-commences Service.

(c) A Participant whose Service terminates will re-enter the Plan as a Participant on the date he re-commences Service.

SECTION 3.05   PARTICIPATION NOT GUARANTEE OF EMPLOYMENT.
               -----------------------------------------

Participation in the Plan does not constitute a guarantee or contract of employment and will not give any Employee the right to be retained in the employ of the Bank or any of its Affiliates nor any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the Plan.

                                   SECTION 4

                                 CONTRIBUTIONS

SECTION 4.01   EMPLOYER CONTRIBUTIONS.
               ----------------------

(a) DISCRETIONARY CONTRIBUTIONS. Each Plan Year, each Employer, in its discretion, may make a contribution to the Trust. Each Employer making a contribution for any Plan Year under this Section 4.01(a) will contribute to the Trustee cash equal to, or Company Stock or other property having an aggregate fair market value equal to, such amount as the Board of Directors of the Employer shall determine by resolution. Notwithstanding the Employer's discretion with respect to the medium of contribution, an Employer shall not make a contribution in any medium which would make such contribution a prohibited transaction (for which no exemption is provided) under Section 406 of ERISA or Section 4975 of the Code.

(b) EMPLOYER CONTRIBUTIONS FOR ACQUISITION LOANS. Each Plan Year, the Employers shall, subject to the provisions of the Bank's "Plan of Conversion" (as filed with the appropriate governmental agencies in connection with the Bank's conversion from a mutual to stock form of organization) and any related regulatory prohibitions, contribute an amount of cash sufficient to enable to the Trustee to discharge any indebtedness incurred with respect to an Acquisition Loan pursuant to the terms of the Acquisition Loan. The Employers' obligation to make contributions under this Section 4.01(b) shall be reduced to the extent of any investment earnings attributable to such contributions and any cash dividends paid with respect to Company Stock held by the Trustee in the Loan Suspense Account. If there is more than one Acquisition Loan, the Employers shall designate the one to which any contribution pursuant to this Section 4.01(b) is to be applied.

SECTION 4.02   LIMITATIONS ON CONTRIBUTIONS.
               ----------------------------

In no event shall an Employer's contribution(s) made under Section 4.01 of the Plan for any Plan Year exceed the lesser of:

(a) The maximum amount deductible under Section 404 of the Code by that Employer as an expense for Federal income tax purposes; and

(b) The maximum amount which can be credited for that Plan Year in accordance with the allocation limitation provisions of Section 5.05 of the Plan.

SECTION 4.03   ACQUISITION LOANS.
               -----------------

The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Company Stock for the Trust or to repay a prior Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest, and shall not be payable on demand except in the event of default, and shall be primarily for the benefit of Participants and Beneficiaries of the Plan. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired and any other Plan assets which are permissible security within the provisions of
Section 54.4975-7(b) of the Treasury Regulations. No other assets of the Plan or Trust may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against any other Trust assets. Any pledge of Financed Shares must provide for the release of shares so pledged on a basis equal to the principal and interest (or if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), paid by the Trustee on the Acquisition Loan. The released Financed Shares shall be allocated by Participants' Accounts in accordance with the provisions of Sections 5.04 or 5.08 of the Plan, whichever is applicable. Payment of principal and interest on any Acquisition Loan shall be made by the Trustee only from the Employer contributions paid in cash to enable the Trustee to repay such loan in accordance with Section 4.01(b) of the Plan, from earnings attributable to such contributions, and any cash dividends received by the Trustee on Financed Shares acquired with the proceeds of the Acquisition Loan (including contributions, earnings and dividends received during or prior to the year of repayment less such payments in prior years), whether or not allocated. Financed Shares shall initially be credited to the Loan Suspense Account and shall be transferred for allocation to the Company Stock Account of Participants only as payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Company Stock Account for each Plan Year shall be based on the ratio that the payments of principal and interest (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan for that Plan Year bears to the sum of the payments of principal and interest on the Acquisition Loan for that Plan Year plus the total remaining payment of principal and interest projected (or, if the requirements of Section 54.4975-7(b)(8)(ii) of the Treasury Regulations are met and the Employer so elects, principal payments only), on the Acquisition Loan over the duration of the Acquisition Loan repayment period, subject to the provisions of Section 5.05 of the Plan.

SECTION 4.04.  CONDITIONS AS TO CONTRIBUTIONS.
               ------------------------------

In addition to the provisions of Section 12.03 of the Plan for the return of an Employer's contributions in connection with a failure of the Plan to qualify initially under the Code, any amount contributed by an Employer due to a good faith mistake of fact, or based upon a good faith but erroneous determination of its deductibility under Section 404 of the Code, shall be returned to the Employer within one year after the date on which the Employer originally made such contribution, or within one year after its nondeductibility has been finally determined. However, the amount to be returned shall be reduced to take account for any adverse investment experience within the Trust in order that the balance credited to each Participant's Accounts is not less that it would have been if the contribution had never been made by the Employer.

SECTION 4.05   EMPLOYEE CONTRIBUTIONS.
               ----------------------

Employee contributions are neither required nor permitted under the Plan.

SECTION 4.06   ROLLOVER CONTRIBUTIONS.
               ----------------------

Rollover contributions of assets from other tax-qualified retirement plans are not permitted under the Plan.

SECTION 4.07   TRUSTEE-TO-TRUSTEE TRANSFERS.
               ----------------------------

Trustee-to-trustee transfer of assets from other tax-qualified retirement plans are not permitted under the Plan.

                                  SECTION  5

                                PLAN ACCOUNTING

SECTION 5.01   ACCOUNTING FOR ALLOCATIONS.
               --------------------------

The Committee shall establish the Accounts (and sub-accounts, if deemed necessary) for each Participant, and the accounting procedures for the purpose of making the allocations to the Participants' Accounts provided for in this
Section 5. The Committee shall maintain adequate records of the cost basis of shares of Company Stock allocated to each Participant's Company Stock Account. The Committee also shall keep separate records of Financed Shares attributable to each Acquisition Loan and of contributions made by the Employers (and any earnings thereon) made for the purpose of enabling the Trustee to repay any Acquisition Loan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants, in accordance with the provisions of this Section 5 and the applicable requirements of the Code and ERISA. In accordance with Section 9 of the Plan, the Committee may delegate the responsibility for maintaining Accounts and records.

SECTION 5.02   MAINTENANCE OF PARTICIPANTS' COMPANY STOCK ACCOUNTS.
               ---------------------------------------------------

As of each Valuation Date, the Committee shall adjust the Company Stock Account of each Participant to reflect activity during the Valuation Period as follows:

(a) First, charge to each Participant's Company Stock Account all distributions and payments made to him that have not been previously charged;

(b) Next, credit to each Participant's Company Stock Account the shares of Company Stock, if any, that have been purchased with amounts from his Other Investments Account, and adjust such Other Investments Account in accordance with the provisions of Section 5.03 of the Plan; and

(c) Finally, credit to each Participant's Company Stock Account the shares of Company Stock representing contributions made by the Employers in the form of Company Stock and the number of Financed Shares released from the Loan Suspense Account under Section 4.03 of the Plan that are to be allocated and credited as of that date in accordance with the provisions of Section 5.04 of the Plan.

SECTION 5.03   MAINTENANCE OF PARTICIPANTS' OTHER INVESTMENTS ACCOUNTS.
               -------------------------------------------------------

As of each Valuation Date, the Committee shall adjust the Other Investments Account of each Participant to reflect activity during the Valuation Period as follows:

(a) First, charge to each Participant's Other Investments Account all distributions and payments made to him that have not previously been charged;

(b) Next, if Company Stock is purchased with assets from a Participant's Other Investments Account, the Participant's Other Investments Account shall be charged accordingly;

(c) Next, subject to the dividend provisions of Section 5.08 of the Plan, credit to the Other Investments Account of each Participant any cash dividends paid to the Trustee on shares of Company Stock held in that Participant's Company Stock Account (as of the record date for such cash dividends) and dividends paid on shares of Company Stock held in the Loan Suspense Account that have not been used to repay any Acquisition Loan. Cash dividends that have not been used to repay an Acquisition Loan and have been credited to a Participant's Other Investments Account shall be applied by the Trustee to purchase shares of Company Stock, which shares shall then be credited to the Company Stock Account of such Participant. The Participant's Other Investments Account shall then be charged by the amount of cash used to purchase such Company Stock or used to repay any Acquisition Loan. In addition, any earnings on:

     (i) Other Investments Accounts, including cash proceeds from the sale or disposition of Company Stock pursuant to Section 5.09 of the Plan, will be allocated to Participants' Other Investments Account, pro rata, based on such Other Investment Accounts balances as of the first day of the Valuation Period, and

     (ii) the Loan Suspense Account, other than dividends used to repay the Acquisition Loan, will be allocated to Participants' Other Investments Accounts, pro rata, based on their Other Investment Account Balances as of the first day of the Valuation Period; provided, however, that shares of Company Stock allocated pursuant to Section 5.09 of the Plan shall be allocated to the Participants' Company Stock Account in accordance with the provisions of the Section 5.09 of the Plan.

(d)  Next, allocate and credit the Employer contributions made pursuant to
Section 4.01(b) of the Plan for the purpose of repaying any Acquisition Loan in accordance with Section 5.04 of the Plan. Such amount shall then be used to repay any Acquisition Loan and such Participant's Other Investments Account shall be charged accordingly; and

(e) Finally, allocate and credit the Employer contributions (other than amounts contributed to repay an Acquisition Loan) that are made in cash (or property other than Company Stock) for the Plan Year to the Other Investments Account of each Participant in accordance with Section 5.04 of the Plan.

SECTION 5.04   ALLOCATION AND CREDITING OF EMPLOYER CONTRIBUTIONS.
               --------------------------------------------------

(a) Except as otherwise provided for in Section 5.08 of the Plan, as of the Valuation Date for each Plan Year:

     (i) Company Stock released from the Loan Suspense Account for that year and shares of Company Stock contributed directly to the Plan by an Employer shall be allocated and credited to each Active Participant's (as defined in paragraph (c) of this Section 5.04) Company Stock Account based on the ratio that each Active Participant's Compensation bears to the aggregate Compensation of all Active Participants for the Plan Year, and then

     (ii) The cash contributions not used to repay an Acquisition Loan and any other property (other than shares of Company Stock) contributed for that year shall be allocated and credited to each Active Participant's Other Investments Account based on the ratio determined by comparing each Active Participant's Compensation to the aggregate Compensation of all Active Participants for the Plan Year.

(b) For purposes of this Section 5.04, the term "Active Participant" means those Employees who:

     (i) were employed by that Employer, including Employees on a Recognized Absence, on the last day of the Plan Year and completed 1,000 Hours of Service during the Plan Year, or

     (ii) who terminated employment during the Plan Year by reason of death, Disability, or attainment of their Retirement Date.

SECTION 5.05   LIMITATIONS ON ALLOCATIONS.
               --------------------------

(a) IN GENERAL. Subject to the provisions of this Section 5.05, Section 415 of the Code shall be incorporated by reference into the terms of the Plan. No allocation shall be made under Section 5.04 of the Plan that would result in a violation of Section 415 of the Code.

(b) CODE SECTION 415 COMPENSATION. For purposes of this Section 5.05, Compensation shall be adjusted to reflect the general rule of Section 1.415-2(d) of the Treasury Regulations.

(c) LIMITATION YEAR. The "limitation year" (within the meaning of Section 415 of the Code) shall be the calendar year.

(d) MULTIPLE DEFINED CONTRIBUTION PLANS. In any case where a Participant also participates in another defined contribution plan of the Bank or its Affiliates, the appropriate committee of such other plan shall first reduce the after-tax contributions under any such plan, shall then reduce any elective deferrals under any such plan subject to Section 401(k) of the Code, shall then reduce all other contributions under any other such plan and, if necessary, shall then reduce contributions under this Plan, subject to the provisions of paragraph (f) of this Section 5.05.

(e) COMBINED PLAN LIMITATIONS. To the extent necessary to comply with the requirements of Section 415(e) of the Code, the plan administration or appropriate committee shall first reduce the annual benefit payable under any defined benefit plan in which the Participant participates and, if necessary, the Committee shall thereafter reduce the contributions under the defined contribution plans in which such Participant participates in accordance with paragraph (d) of this Section 5.05.

(f) EXCESS ALLOCATIONS.  If, after applying the allocation provisions under
Section 5.04 of the Plan, allocations under Section 5.04 of the Plan would otherwise result in a Participant's account being in violation of Section 415 of the Code, the Committee shall reduce the Employer contributions for the next limitation year (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the limitation year. However, if that Participant is not covered by the Plan as of the end of the limitation year, then the excess amounts shall be held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year to all the remaining Participants in the Plan; furthermore, the excess amounts shall be used to reduce Employer contributions for the next limitation year (and succeeding limitation years, as necessary) for all the remaining Participants in the Plan.

(g) ALLOCATIONS PURSUANT TO SECTION 5.09.

               RESERVED

SECTION 5.06   OTHER LIMITATIONS.
               -----------------

Aside from the limitations set forth in Sections 5.05 of the Plan, in no event shall more than one-third of the Employer contributions to the Plan be allocated to the Accounts of Highly Compensated Employees. In order to ensure such allocations are not made, the Committee shall, beginning with the Participants whose Compensation exceeds the limit then in effect under Section 401(a)(17) of the Code, reduce the amount of Compensation of such Highly Compensated Employees on a pro-rata basis per individual that would otherwise be taken into account for purposes of allocating benefits under Section 5.04 of the Plan. If, in order to satisfy this Section 5.06, any such Participant's Compensation must be reduced to an amount that is lower than the Compensation amount of the next highest paid (based on such Participant's Compensation) Highly Compensated Employee (the "breakpoint amount"), then, for purposes of allocating benefits under Section 5.04 of the Plan, the Compensation of all concerned Participants shall be reduced to an amount not to exceed such breakpoint amount.

SECTION 5.07   LIMITATIONS AS TO CERTAIN SECTION 1042 TRANSACTIONS.
               ---------------------------------------------------

To the extent that a shareholder of Company Stock sell qualifying Company Stock to the Plan and elects (with the consent of the Bank) nonrecognition of gain under Section 1042 of the Code, no portion of the Company Stock purchased in such nonrecognition transaction (or dividends or other income attributable thereto) may accrue or be allocated during the nonallocation period (the ten
(10) year period beginning on the later of the date of the sale of the qualified Company Stock or the date of the Plan allocation attributable to the final payment of an Acquisition Loan incurred in connection with such sale) for the benefit of:

(a) The selling shareholder;

(b) the spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants of the selling shareholder or descendant referred to in (a) above; or

(c) any other person who owns, after application of Section 318(a) of the Code, more than twenty-five percent (25%) of:

     (i)  any class of outstanding stock of the Bank or any Affiliate, or

     (ii) the total value of any class of outstanding stock of the Bank or any Affiliate.

For purposes of this Section 5.07, Section 318(a) of the Code shall be applied without regard to the employee trust exception of Section 318(a)(2)(B)(i) of the Code.

SECTION 5.08   DIVIDENDS.
               ---------

(a) STOCK DIVIDENDS. Dividends on Company Stock which are received by the Trustee in the form of additional Company Stock shall be retained in the portion of the Trust Fund consisting of Company Stock, and shall be allocated among the Participant's Accounts and the Loan Suspense Account in accordance with their holdings of the Company Stock on which the dividends have been paid.

(b) CASH DIVIDENDS ON ALLOCATED SHARES. Dividends on Company Stock credited to Participants' Accounts which are received by the Trustee in the form of cash shall, at the direction of the Bank, either:

     (i)    be credited to Participants' Accounts in accordance with Section
     5.03 of the Plan and invested as part of the Trust Fund;

     (ii)   be distributed immediately to the Participants;

     (iii) be distributed to the Participants within ninety (90) days of the close of the Plan Year in which paid; or

     (iv) be used to repay first principal and then, if available, interest on the Acquisition Loan used to acquire Company Stock on which the dividends were paid.

(c) CASH DIVIDENDS ON UNALLOCATED SHARES. Dividends on Company Stock held in the Loan Suspense Account which are received by the Trustee in the form of cash shall be applied as soon as practicable to payments of first principal and then, if available, interest under the Acquisition Loan incurred with the purchase of the Company Stock.

(d)  FINANCED SHARES.   Financed Shares released from the Loan Suspense Account
by reason of dividends paid with respect to such Company Stock shall be allocated under Sections 5.03 and 5.04 of the Plan as follows:

     (i) First, Financed Shares with a fair market value at least equal to the dividends paid with respect the Company Stock allocated to Participants' Accounts shall be allocated among and credited to the Accounts of such Participants, pro rata, according to the number of shares of Company Stock held in such accounts on the date such dividend is declared by the Company;

     (ii) Then, any remaining Financed Shares released from the Loan Suspense Account by reason of dividends paid with respect to Company Stock held in the Loan Suspense Account shall be allocated among and credited to the Accounts of all Participants, pro rata, according to each Participant's Compensation.

SECTION 5.09   CHANGE IN CONTROL PROVISIONS.
               ----------------------------

     RESERVED

                                   SECTION 6

                                    VESTING

SECTION 6.01   DEFERRED VESTING IN ACCOUNTS.
               ----------------------------

(a) A Participant shall become vested in his Accounts in accordance with the following schedule:

             Years of Service              Vested Percentage
             ----------------              -----------------

             Less than 2 Years of Service           0%
             2 Years of Service                     20%
             3 Years of Service                     40%
             4 Years of Service                     60%
             5 Years of Service                     80%
             6 or more Years of Service             100%

     For purposes of vesting, a Participant's Year of Service shall be determined using the Plan Year as the computation period.

(b)  For purposes of determining a Participant's Years of Service under this
Section 6.01, employment with the Bank or an Affiliate shall be deemed employment with the Employer. With respect to Employees who enter the Plan pursuant to Section 3.01(a) of the Plan, for purposes of determining a Participant's vested percentage, all Years of Service shall be included. With respect to Employees who enter the Plan pursuant to Section 3.01(b) of the Plan, for purposes of determining a Participant's vested percentage, all Years of Service shall be included, subject to the provisions of Section 6.05 of the Plan.

SECTION 6.02   IMMEDIATE VESTING IN CERTAIN SITUATIONS.
               ---------------------------------------

(a) Notwithstanding Section 6.01(a) of the Plan, a Participant shall become fully vested in his Accounts upon the earlier of:

     (i) termination of the Plan or upon the permanent and complete discontinuance of contributions by his Employer to the Plan; provided, however, that in the event of a partial termination, the interest of each Participant shall fully vest only with respect to that part of the Plan which is terminated;

     (ii)   The Participant's Normal Retirement Age;

     (iii)  A "Change in Control" (as defined herein); or

     (iv)   Termination of employment by reason of death or Disability.

SECTION 6.03   TREATMENT OF FORFEITURES.
               ------------------------

(a) If a Participant who is not fully vested in his Accounts terminates employment, that portion of his Accounts in which he is not vested shall be forfeited upon the earlier of:

     (i) The date the Participant receives a distribution of his entire vested benefits under the Plan, or

     (ii) The date at which the Participant incurs five (5) consecutive One Year Breaks in Service.

(b) If a Participant who has terminated employment and has received a distribution of his entire vested benefits under the Plan is subsequently reemployed by an Employer prior to incurring five (5) consecutive One Year Breaks in Service, he shall have the portion of his Accounts which was previously forfeited restored to his Accounts, provided he repays to the Trustee within five (5) years of his subsequent employment date an amount equal to the distribution. The amount restored to the Participant's Account shall be credited to his Account as of the last day of the Plan Year in which the Participant repays the distributed amount to the Trustee and the restored amount shall come from other Employees' forfeitures and, if such forfeitures are insufficient, from a special contribution by his Employer for that year. If a Participant's employment terminates prior to his Account having become vested, such Participant shall be deemed to have received a distribution of his entire vested interest as of the Valuation Date next following his termination of employment.

(c) If a Participant who has terminated employment but has not received a distribution of his entire vested benefits under the Plan is subsequently reemployed by an Employer subsequent to incurring five (5) consecutive One Year Breaks in Service, any undistributed balance of his Accounts from his prior participation which was not forfeited shall be maintained as a fully vested subaccount with his Account.

(d) If a portion of a Participant's Account is forfeited, assets other than Company Stock must be forfeited before any Company Stock may be forfeited.

(e) Forfeitures shall be reallocated among the other Participants in the Plan.

SECTION 6.04   ACCOUNTING FOR FORFEITURES.
               --------------------------

A forfeiture shall be charged to the Participant's Account as of the first day of the first Valuation Period in which the forfeiture becomes certain pursuant to Section 6.03 of the Plan. Except as otherwise provided in Section 6.03 of the Plan, a forfeiture shall be added to the contributions of the terminated Participant's Employer which are to be credited to other Participants pursuant to Section 4 as of the last day of the Plan Year in which the forfeiture becomes certain.

SECTION 6.05   VESTING UPON REEMPLOYMENT.
               -------------------------

(a) If an Employee is not vested in his Accounts, incurs a One Year Break in Service and again performs an Hour of Service, such Employee shall receive credit for his Years of Service prior to his One Year Break in Service only if the number of consecutive One Year Breaks in Service is less than the greater of: (i) five (5) years or (ii) the aggregate number of his Years of Service credited before his One Year Break in Service.

(b) If a Participant is partially vested in his Accounts, incurs a One Year Break in Service and again performs an Hour of Service, such Participant shall receive credit for his Years of Service prior to his One Year Break in Service; provided, however, that after five (5) consecutive One Year Breaks in Service, a former Participant's vested interest in his Accounts attributable to Years of Service prior to his One Year Break in Service shall not be increased as a result of his Years of Service following his reemployment date.

(c) If a Participant is fully vested in his Accounts, incurs a One Year Break in Service and again performs an Hour of Service, such Participant shall receive credit for all his Years of Service prior to his One Year Breaks in Service.

                                   SECTION 7
                                 DISTRIBUTIONS

SECTION 7.01   DISTRIBUTION OF BENEFIT UPON A TERMINATION OF EMPLOYMENT.
               --------------------------------------------------------

(a) A Participant whose employment terminates for any reason shall receive the entire vested portion of his Accounts in a single payment on a date selected by the Committee; provided, however, that such date shall be on or before the 60th day after the end of the Plan Year in which the Participant's employment terminated. The benefits from that portion of the Participant's Other Investments Account shall be calculated on the basis of the most recent Valuation Date before the date of payment. Subject to the provisions of Section
7.05 of the Plan, if the Committee so provides, a Participant may elect that his benefits be distributed to him in the form of either Company Stock, cash, or some combination thereof.

(b) Notwithstanding paragraph (a) of this Section 7.01, if the balance credited to a Participant's Accounts exceeds, or has ever exceeded at the time such benefit was distributable, $5,000, his benefits shall not be paid before the latest of his 65th birthday or the tenth anniversary of the year in which he commenced participation in the Plan, unless he elects an early payment date in a written election filed with the Committee. Such an election is not valid unless it is made after the Participant has received the required notice under Section 1.411(a)-11(c) of the Treasury Regulations that provides a general description of the material features of a lump sum distribution and the Participant's right to defer receipt of his benefits under the Plan. The notice shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit. Written consent of the Participant to the distribution generally may not be made within 30 days of the date the Participant receives the notice and shall not be made more than 90 days from the date the Participant receives the notice. However, a distribution may be made less than 30 days after the notice provided under
Section 1.411(a)-11(c) of the Treasury Regulations is given, if:

     (i) the Committee clearly informs the Participant that he has a right to period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option), and

     (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

A Participant may modify such an election at any time, provided any new benefit payment date is at least 30 days after a modified election is delivered to the Committee.

SECTION 7.02   MINIMUM DISTRIBUTION REQUIREMENTS.
               ---------------------------------

With respect to all Participants, other than those who are "5% owners" (as defined in Section 416 of the Code), benefits shall be paid no later than the April 1st of the later of:

     (i) the calendar year following the calendar year in which the Participant attains age 70-1/2, or

     (ii) the calendar year in which the Participant retires.

With respect to all Participants who are 5% owners within the meaning of Section 416 of the Code, such Participants benefits shall be paid no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2.

SECTION 7.03   BENEFITS ON A PARTICIPANT'S DEATH.
               ---------------------------------

(a) If a Participant dies before his benefits are paid pursuant to Section 7.01 of the Plan, the balance credited to his Accounts shall be paid to his Beneficiary in a single distribution on or before the 60th day after the end of the Plan Year in which the Participant died. If the Participant has not named a Beneficiary or if his named Beneficiary should not survive him, then the balance in his Account shall be paid to his estate. The benefits from that portion of the Participant's Other Investments Account shall be calculated on the basis of the most recent Valuation Date before the date of payment.

(b) If a married Participant dies before his benefit payments begin, then, unless he has specifically elected otherwise, the Committee shall cause the balance in his Accounts to be paid to his spouse, as Beneficiary. A married Participant may name an individual other than his spouse as his Beneficiary, provided that such election is accompanied by the spouse's written consent, which must:

     (i) acknowledge the effect of the election;

     (ii) explicitly provide either that the designated Beneficiary may not subsequently be changed by the Participant without the spouse's further consent or that it may be changed without such consent; and

     (iii) must be witnessed by the Committee, its representative, or a notary public.

This requirement shall not apply if the Participant establishes to the Committee's satisfaction that the spouse may not be located.

(c) The Committee shall from time to time take whatever steps it deems appropriate to keep informed of each Participant's marital status. Each Employer shall provide the Committee with the most reliable information in the Employer's possession regarding its Participants' marital status, and the Committee may, in its discretion, require a notarized affidavit from any Participant as to his marital status. The Committee, the Plan, the Trustee, and the Employers shall be fully protected and discharged from any liability to the extent of any benefit payments made as a result of the Committee's good faith and reasonable reliance upon information obtained from a Participant as to the Participant's marital status.

SECTION 7.04   DELAY IN BENEFIT DETERMINATION.
               ------------------------------

If the Committee is unable to determine the benefits payable to a Participant or Beneficiary on or before the latest date prescribed for payment pursuant to this
Section 7, the benefits shall in any event be paid within 60 days after they can first be determined, with whatever makeup payments may be appropriate in view of the delay.

SECTION 7.05   OPTIONS TO RECEIVE AND SELL STOCK.
               ---------------------------------

(a) Unless ownership of virtually all Company Stock is restricted to active Employees and qualified retirement plans for the benefit of Employees pursuant to the certificates of incorporation or by-laws of the Employers issuing Company Stock, a terminated Participant or the Beneficiary of a deceased Participant may instruct the Committee to distribute the Participant's entire vested interest in his Accounts in the form of Company Stock. In that event, the Committee shall apply the Participant's vested interest in his Other Investments Account to purchase sufficient Company Stock to make the required distribution.

(b) Any Participant who receives Company Stock pursuant to this Section, and any person who has received Company Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover distribution described in Section 402(c) of the Code, shall have the right to require the Employer which issued the Company Stock to purchase the Company Stock for its current fair market value (hereinafter referred to as the "put right"). The put right shall be exercisable by written notice to the Committee during the first 60 days after the Company Stock is distributed by the Plan, and, if not exercised in that period, during the first 60 days in the following Plan Year after the Committee has communicated to the Participant its determination as to the Company Stock's current fair market value. If the put right is exercised, the Trustee may, if so directed by the Committee in its sole discretion, assume the Employer's rights and obligations with respect to purchasing the Stock. However, the put right shall not apply to the extent that the Company Stock, at the time the put right would otherwise be exercisable, may be sold on an established market in accordance with federal and state securities laws and regulations.

(c) With respect to a put right, the Employer or the Trustee, as the case may be, may elect to pay for the Company Stock in equal periodic installments, not less frequently than annually, over a period not longer than five (5) years from the 30th day after the put right is exercised pursuant to paragraph (b) of this
Section 7.05, with adequate security and interest at a reasonable rate on the unpaid balance, all such terms to be set forth in a promissory note delivered to the seller with normal terms as to acceleration upon any uncured default.

(d) Nothing contained in this Section 7.05 shall be deemed to obligate any Employer to register any Company Stock under any federal or state securities law or to create or maintain a public market to facilitate the transfer or disposition of any Company Stock. The put right described in this Section 7.05 may only be exercised by a person described in the paragraph (b) of this Section 7.05, and may not be transferred with any Company Stock to any other person. As to all Company Stock purchased by the Plan in exchange for any Acquisition Loan, the put right is nonterminable. The put right for Company Stock acquired through a Acquisition Loan shall continue with respect to such Company Stock after the Acquisition Loan is repaid or the Plan ceases to be an employee stock ownership plan. Except as provided above, in accordance with the provisions of Sections 54.4975-7(b)(4) of the Treasury Regulations, no Company Stock acquired with the proceeds of an Acquisition Loan may be subject to any put, call or other option or buy-sell or similar arrangement while held by, and when distributed from, the Plan, whether the Plan is then an employee stock ownership plan.

SECTION 7.06   RESTRICTIONS ON DISPOSITION OF STOCK.
               ------------------------------------

Except in the case of Company Stock which is traded on an established market, a Participant who receives Company Stock pursuant to this Section 7, and any person who has received Company Stock from the Plan or from such a Participant by reason of the Participant's death or incompetency, by reason of divorce or separation from the Participant, or by reason of a rollover distribution described in Section 402(c) of the Code, shall, prior to any sale or other transfer of the Company Stock to any other person, first offer the Company Stock to the issuing Employer and to the Plan at its current fair market value. This restriction shall apply to any transfer, whether voluntary, involuntary, or by operation of law, and whether for consideration or gratuitous. Either the Employer or the Trustee may accept the offer within 14 days after it is delivered. Any Company Stock distributed by the Plan shall bear a conspicuous legend describing the right of first refusal under this Section 7.06, as applicable, as well as any other restrictions upon the transfer of the Company Stock imposed by federal and state securities laws and regulations.

SECTION 7.07   DIRECT TRANSFER OF ELIGIBLE PLAN DISTRIBUTIONS.
               ----------------------------------------------

(a) A Participant or Beneficiary may direct that an "eligible rollover distribution" (as defined below) included in a payment made pursuant to this
Section 7 be paid directly to an "eligible retirement plan" (as defined below).

(b) To effect such a direct transfer, the Participant or Beneficiary must notify the Committee that a direct transfer is desired and provide to the Committee the eligible retirement plan to which the payment is to be made. Such notice shall be made in such form and at such time as the Committee may prescribe. Upon receipt of such notice, the Committee shall direct the Trustee to make a trustee-to-trustee transfer of the eligible rollover distribution to the eligible retirement plan so specified.

(c) For purposes of this Section 7.07, an "eligible rollover distribution" shall have the meaning set forth in Section 402(c)(4) of the Code and any Treasury Regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible rollover distribution shall mean any distribution of all or any portion of the Participant's Account, except that such term shall not include any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made
(i) for the life (or life expectancy) of the

Participant or the joint lives (or joint life expectancies) of the Participant and a designated Beneficiary, or (ii) for a period of ten years or more. Further, the term "eligible rollover distribution" shall not include any distribution required to be made under Section 401(a)(9) of the Code.

(d) For purposes of this Section 7.07, an "eligible retirement plan" shall have the meaning set forth in Section 402(c)(8) of the Code and any Treasury Regulations promulgated thereunder. To the extent such meaning is not inconsistent with the above references, an eligible retirement plan shall mean:
(i) an individual retirement account described in Section 408(a) of the Code;
(ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), (iii) a qualified trust described in Section 401(a) of the Code and exempt under Section 501(a) of the Code, and (iv) an annuity plan described in Section 403(a) of the Code.

                                   SECTION 8
                   VOTING OF COMPANY STOCK AND TENDER OFFERS

SECTION 8.01   VOTING OF COMPANY STOCK.
               -----------------------

(a) IN GENERAL. The Trustee shall generally vote all shares of Company Stock held in the Trust in accordance with the provisions of this Section 8.01.

(b) ALLOCATED SHARES. Shares of Company Stock which have been allocated to Participants' Accounts shall be voted by the Trustee in accordance with the Participants' written instructions.

(c) UNINSTRUCTED AND UNALLOCATED SHARES. Shares of Company Stock which have been allocated to Participants' Accounts but for which no written instructions have been received by the Trustee regarding voting shall be voted by the Trustee in a manner calculated to most accurately reflect the instructions the Trustee has received from Participants regarding voting shares of allocated Company Stock. Shares of unallocated Company Stock shall also be voted by the Trustee in a manner calculated to most accurately reflect the instructions the Trustee has received from Participants regarding voting shares of allocated Company Stock. Notwithstanding the preceding two sentences, all shares of Company Stock which have been allocated to Participants' Accounts and for which the Trustee has not timely received written instructions regarding voting and all unallocated shares of Company Stock must be voted by the Trustee in a manner determined by the Trustee to be solely in the best interests of the Participants and Beneficiaries.

(d) VOTING PRIOR TO ALLOCATION. In the event no shares of Company Stock have been allocated to Participants' Accounts at the time Company Stock is to be voted, each Participant shall be deemed to have one share of Company Stock allocated to his Accounts for the sole purpose of providing the Trustee with voting instructions.

(e) PROCEDURE AND CONFIDENTIALITY. Whenever such voting rights are to be exercised, the Employers, the Committee, and the Trustee shall see that all Participants and Beneficiaries are provided with the same notices and other materials as are provided to other holders of the Company Stock, and are provided with adequate opportunity to deliver their instructions to the Trustee regarding the voting of Company Stock allocated to their Accounts or deemed allocated to their Accounts for purposes of voting. The instructions of the Participants with respect to the voting of shares of Company Stock shall be confidential.

SECTION 8.02   TENDER OFFERS.
               -------------

In the event of a tender offer, Company Stock shall be tendered by the Trustee in the same manner set forth in Section 8.01 of the Plan regarding the voting of Company Stock.

                                   SECTION 9
                     THE COMMITTEE AND PLAN ADMINISTRATION

SECTION 9.01   IDENTITY OF THE COMMITTEE.
               -------------------------

The Committee shall consist of three or more individuals selected by the Bank. Any individual, including a director, trustee, shareholder, officer, or Employee of an Employer, shall be eligible to serve as a member of the Committee. The Bank shall have the power to remove any individual serving on the Committee at any time without cause upon ten (10) days written notice to such individual and any individual may resign from the Committee at any time without reason upon ten
(10) days written notice to the Bank. The Bank shall notify the Trustee of any change in membership of the Committee.

SECTION 9.02   AUTHORITY OF COMMITTEE.
               ----------------------

(a) The Committee shall be the "plan administrator" within the meaning of ERISA and shall have exclusive responsibility and authority to control and manage the operation and administration of the Plan, including the interpretation and application of its provisions, except to the extent such responsibility and authority are otherwise specifically:

     (i) allocated to the Bank, the Employers, or the Trustee under the Plan and Trust Agreement;

     (ii) delegated in writing to other persons by the Bank, the Employers, the Committee, or the Trustee; or

     (iii) allocated to other parties by operation of law.

(b) The Committee shall have exclusive responsibility regarding decisions concerning the payment of benefits under the Plan.

(c) The Committee shall have full investment responsibility with respect to the Investment Fund except to the extent, if any, specifically provided in the Trust Agreement.

(d) In the discharge of its duties, the Committee may employ accountants, actuaries, legal counsel, and other agents (who also may be employed by an Employer or the Trustee in the same or some other capacity) and may pay such individuals reasonable compensation and expenses for their services rendered with respect to the operation or administration of the Plan to the extent such payments are not otherwise prohibited by law.

SECTION 9.03   DUTIES OF COMMITTEE.
               -------------------

(a) The Committee shall keep whatever records may be necessary in connection with the maintenance of the Plan and shall furnish to the Employers whatever reports may be required from time to time by the Employers. The Committee shall furnish to the Trustee whatever information may be necessary to properly administer the Trust. The Committee shall see to the filing with the appropriate government agencies of all reports and returns required with respect to the Plan under ERISA and the Code and other applicable laws.

(b) The Committee shall have exclusive responsibility and authority with respect to the Plan's holdings of Company Stock and shall direct the Trustee in all respects regarding the purchase, retention, sale, exchange, and pledge of Company Stock and the creation and satisfaction of any Acquisition Loan to the extent such responsibilities are not set forth in the Trust Agreement.

(c) The Committee shall at all times act consistently with the Bank's long-term intention that the Plan, as an employee stock ownership plan, be invested primarily in Company Stock. Subject to the direction of the Committee with respect to any Acquisition Loan pursuant to the provisions of Section 4.03 of the Plan, and subject to the provisions of Sections 7.05 and 11.04 of the Plan as to Participants' rights under certain circumstances to have their Accounts invested in Company Stock or in assets other than Company Stock, the Committee shall determine, in its sole discretion, the extent to which assets of the Trust shall be used to repay any Acquisition Loan, to purchase Company Stock, or to invest in other assets selected by the Committee or an investment manager. No provision of the Plan relating to the allocation or vesting of any interests in the Company Stock or investments other than Company Stock shall restrict the Committee from changing any holdings of the Trust Fund, whether the changes involve an increase or a decrease in the Company Stock or other assets credited to Participants' Accounts. In determining the proper extent of the Trust Fund's investment in Company Stock, the Committee shall be authorized to employ investment counsel, legal counsel, appraisers, and other agents and to pay their reasonable compensation and expenses to the extent such payments are not prohibited by law.

(d) If the valuation of any Company Stock is not established by reported trading on a generally recognized public market, then the Committee shall have the exclusive authority and responsibility to determine value of the Company Stock for all purposes under the Plan. Such value shall be determined as of each Valuation Date and on any other date as of which the Trustee purchases or sells Company Stock in a manner consistent with Section 4975 of the Code and the Treasury Regulations thereunder. The Committee shall use generally accepted methods of valuing stock of similar corporations for purposes of arm's length business and investment transactions, and in this connection the Committee shall obtain, and shall be protected in relying upon, the valuation of Company Stock as determined by an independent appraiser experienced in preparing valuations of similar businesses.

SECTION 9.04   COMPLIANCE WITH ERISA AND THE CODE.
               ----------------------------------

The Committee shall perform all acts necessary to ensure the Plan's compliance with ERISA and the Code. Each individual member of the Committee shall discharge his duties in good faith and in accordance with the applicable requirements of ERISA and the Code.

SECTION 9.05   ACTION BY COMMITTEE.
               -------------------

All actions of the Committee shall be governed by the affirmative vote of a number of the members of the Committee which is a majority of the total number of the members of the Committee. The members of the Committee may meet informally and may take any action without meeting as a group.

SECTION 9.06   EXECUTION OF DOCUMENTS.
               ----------------------

Any instrument executed by the Committee may be signed by any member of the Committee.

SECTION 9.07   ADOPTION OF RULES.
               -----------------

The Committee shall adopt such rules and regulations of uniform applicability as it deems necessary or appropriate for the proper operation, administration and interpretation of the Plan.

SECTION 9.08   RESPONSIBILITIES TO PARTICIPANTS.
               --------------------------------

The Committee shall determine which Employees qualify to participate in the Plan. The Committee shall furnish to each Eligible Employee whatever summary plan descriptions, summary annual reports, and other notices and information may be required under ERISA. The Committee also shall determine when a Participant or his Beneficiary qualifies for the payment of benefits under the Plan. The Committee shall furnish to each such Participant or Beneficiary whatever information is required under ERISA or the Code (or is otherwise appropriate) to enable the Participant or Beneficiary to make whatever elections may be available pursuant to Section 7, and the Committee shall provide for the payment of benefits in the proper form and amount from the Trust. The Committee may decide in its sole discretion to permit modifications of elections and to defer or accelerate benefits to the extent consistent with the terms of the Plan, applicable law, and the best interests of the individuals concerned.

SECTION 9.09   ALTERNATIVE PAYEES IN EVENT OF INCAPACITY.
               -----------------------------------------

If the Committee finds at any time that an individual qualifying for benefits under this Plan is a minor or is incompetent, the Committee may direct the benefits to be paid, in the case of a minor, to his parents, his legal guardian, a custodian for him under the Uniform Transfers to Minors Act, or the person having actual custody of him, or, in the case of an incompetent, to his spouse, his legal guardian, or the person having actual custody of him. The Committee and the Trustee shall not be obligated to inquire as to the actual use of the funds by the person receiving them under this Section 9.09, and any such payment shall completely discharge the obligations of the Plan, the Trustee, the Committee, and the Employers to the extent of the payment.

SECTION 9.10   INDEMNIFICATION BY EMPLOYERS.
               ----------------------------

Except as separately agreed in writing, the Committee, and any member or employee of the Committee, shall be indemnified and held harmless by the Employers, jointly and severally, to the fullest extent permitted by law against any and all costs, damages, expenses, and liabilities reasonably incurred by or imposed upon the Committee or such individual in connection with any claim made against the Committee or such individual or in which the Committee or such individual may be involved by reason of being, or having been, the Committee, or a member or employee of the Committee, to the extent such amounts are not paid by insurance.

SECTION 9.11   ABSTENTION BY INTERESTED MEMBER.
               -------------------------------

Any member of the Committee who also is a Participant in the Plan shall take no part in any determination specifically relating to his own participation or benefits under the Plan, unless his abstention would render the Committee incapable of acting on the matter.

                                  SECTION 10
                        RULES GOVERNING BENEFIT CLAIMS

SECTION 10.01  CLAIM FOR BENEFITS.
               ------------------

Any Participant or Beneficiary who qualifies for the payment of benefits shall file a claim for his benefits with the Committee on a form provided by the Committee. The claim, including any election of an alternative benefit form, shall be filed at least 30 days before the date on which the benefits are to begin. If a Participant or Beneficiary fails to file a claim by the 30th day before the date on which benefits become payable, he shall be presumed to have filed a claim for payment for the Participant's benefits in the standard form prescribed by Section 7 of the Plan.

SECTION 10.02  NOTIFICATION BY COMMITTEE.
               -------------------------

Within 90 days after receiving a claim for benefits (or within 180 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary within 90 days after receiving the claim for benefits), the Committee shall notify the Participant or Beneficiary whether the claim has been approved or denied. If the Committee denies a claim in any respect, the Committee shall set forth in a written notice to the Participant or Beneficiary:

(a) each specific reason for the denial;

(b) specific references to the pertinent Plan provisions on which the denial is based;

(c) a description of any additional material or information which could be submitted by the Participant or Beneficiary to support his claim, with an explanation of the relevance of such information; and

(d) an explanation of the claims review procedures set forth in Section 10.03 of the Plan.

SECTION 10.03  CLAIMS REVIEW PROCEDURE.
               -----------------------

Within 60 days after a Participant or Beneficiary receives notice from the Committee that his claim for benefits has been denied in any respect, he may file with the Committee a written notice of appeal setting forth his reasons for disputing the Committee's determination. In connection with his appeal the Participant or Beneficiary or his representative may inspect or purchase copies of pertinent documents and records to the extent not inconsistent with other Participants' and Beneficiaries' rights of privacy. Within 60 days after receiving a notice of appeal from a prior determination (or within 120 days, if special circumstances require an extension of time and written notice of the extension is given to the Participant or Beneficiary and his representative within 60 days after receiving the notice of appeal), the Committee shall furnish to the Participant or Beneficiary and his representative, if any, a written statement of the Committee's final decision with respect to his claim, including the reasons for such decision and the particular Plan provisions upon which it is based.

                                  SECTION 11
                                   THE TRUST

SECTION 11.01  CREATION OF TRUST FUND.
               ----------------------

All amounts received under the Plan from an Employer and investments shall be held in a Trust Fund pursuant to the terms of this Plan and the Trust Agreement. The benefits described in this Plan shall be payable only from the assets of the Trust Fund. Neither the Bank, any other Employer, its board of directors or trustees, its stockholders, its officers, its employees, the Committee, nor the Trustee shall be liable for payment of any benefit under this Plan except from the Trust Fund.

SECTION 11.02  COMPANY STOCK AND OTHER INVESTMENTS.
               -----------------------------------

Trust Fund held by the Trustee shall be divided into Company Stock and investments other than Company Stock. The Trustee shall have no investment responsibility for the portion of the Trust Fund consisting of Company Stock, but shall accept any Employer contributions made in the form of Company Stock, and shall acquire, sell, exchange, distribute, and otherwise deal with and dispose of Company Stock in accordance with the instructions of the Committee.

SECTION 11.03  ACQUISITION OF COMPANY STOCK.
               ----------------------------

From time to time the Committee may, in its sole discretion, direct the Trustee to acquire Company Stock from the issuing Employer or from shareholders, including shareholders who are or have been Employees, Participants, or fiduciaries with respect to the Plan. The Trustee shall pay for such Company Stock no more than its fair market value, which shall be determined conclusively by the Committee pursuant to Section 9.03(d) of the Plan. The Committee may direct the Trustee to finance the acquisition of Company Stock through an Acquisition Loan subject to the provisions of Section 4.03 of the Plan.

SECTION 11.04  PARTICIPANTS' OPTION TO DIVERSIFY.
               ---------------------------------

The Committee shall provide for a procedure under which each Participant may, during the first five years of a certain six-year period, elect to have up to 25 percent of the value of his Accounts committed to alternative investment options within an "Investment Fund." For the sixth year in this period, the Participant may elect to have up to 50 percent of the value of his Accounts committed to other investments. The six-year period shall begin with the Plan Year following the first Plan Year in which the Participant has both reached aged 55 and completed 10 years of participation in the Plan; a Participant's election to diversify his Accounts must be made within the 90-day period immediately following the last day of each of the six Plan Years. The Committee shall see that the Investment Fund includes a sufficient number of investment options to comply with Section 401(a)(28)(B) of the Code. The Committee may, in its discretion, permit a transfer of a portion of the Participant's Accounts to the Savings Plan in order to satisfy this Section 11.04, provided such investments comply with Section 401(a)(28)(B) and such transfer is not otherwise prohibited under the Code or ERISA. The Trustee shall comply with any investment directions received from Participants in accordance with the procedures adopted from time to time by the Committee under this Section 11.04.

                                  SECTION 12
                      ADOPTION, AMENDMENT AND TERMINATION

SECTION 12.01  ADOPTION OF PLAN BY OTHER EMPLOYERS.
               -----------------------------------

With the consent of the Bank, any entity may become a participating Employer under the Plan by:

(a) taking such action as shall be necessary to adopt the Plan;

(b) becoming a party to the Trust Agreement establishing the Trust Fund; and

(c) executing and delivering such instruments and taking such other action as may be necessary or desirable to put the Plan into effect with respect to the entity's Employees.

SECTION 12.02  ADOPTION OF PLAN BY SUCCESSOR.
               -----------------------------

In the event that any Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that an entity other than an Employer shall succeed to all or substantially all of the Employer's business, the successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust Agreement. Contributions by the Employer shall be automatically suspended from the effective date of any such reorganization until the date upon which the substitution of the successor entity for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any such reorganization, the successor entity shall not have elected to become a party to the Plan, or if the Employer shall adopt a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of the Employer as of the close of business on the 90th day following the effective date of the reorganization, or as of the close of business on the date of adoption of a plan of complete liquidation, as the case may be.

SECTION 12.03  PLAN ADOPTION SUBJECT TO QUALIFICATION.
               --------------------------------------

Notwithstanding any other provision of the Plan, the adoption of the Plan and the execution of the Trust Agreement are conditioned upon their being determined initially by the Internal Revenue Service to meet the qualification requirements of Section 401(a) of the Code, so that the Employers may deduct currently for federal income tax purposes their contributions to the Trust and so that the Participants may exclude the contributions from their gross income and recognize income only when they receive benefits. In the event that this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) of the Code, the Plan may be amended retroactively to the earliest date permitted by the Code and the applicable Treasury Regulations in order to secure qualification under Section 401(a) of the Code. If this Plan is held by the Internal Revenue Service not to qualify initially under Section 401(a) of the Code either as originally adopted or as amended, each Employer's contributions to the Trust under this Plan (including any earnings thereon) shall be returned to it and this Plan shall be terminated. In the event that this Plan is amended after its initial qualification and the Plan as amended is held by the Internal Revenue Service not to qualify under Section 401(a) of the Code, the amendment may be modified retroactively to the earliest date permitted by the Code and the applicable Treasury Regulations in order to secure approval of the amendment under Section 401(a) of the Code.

SECTION 12.04  RIGHT TO AMEND OR TERMINATE.
               ---------------------------

The Bank intends to continue this Plan as a permanent program. However, each participating Employer separately reserves the right to suspend, supersede, or terminate the Plan at any time and for any reason, as it applies to that Employer's Employees, and the Bank reserves the right to amend, suspend, supersede, merge, consolidate, or terminate the Plan at any time and for any reason, as it applies to the Employees of all Employers. No amendment, suspension, supersession, merger, consolidation, or termination of the Plan shall reduce any Participant's or Beneficiary's proportionate interest in the Trust Fund, or shall divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan. Except as is required for purposes of compliance with the Code or ERISA, the provisions of Section 4.04 relating to the crediting of contributions, forfeitures and shares of Company Stock released from the Loan Suspense Account, nor any other provision of the Plan relating to the allocation of benefits to Participants, may be amended more frequently than once every six months. Moreover, there shall not be any transfer of assets to a successor plan or merger or consolidation with another plan unless, in the event of the termination of the successor plan or the surviving plan immediately following such transfer, merger, or consolidation, each participant or beneficiary would be entitled to a benefit equal to or greater than the benefit he would have been entitled to if the plan in which he was previously a participant or beneficiary had terminated immediately prior to such transfer, merger, or consolidation. Following a termination of this Plan by the Bank, the Trustee shall continue to administer the Trust and pay benefits in accordance with the Plan and the Committee's instructions.

                                  SECTION 13
                              GENERAL PROVISIONS

SECTION 13.01  NONASSIGNABILITY OF BENEFITS.
               ----------------------------

The interests of Participants and other persons entitled to benefits under the Plan shall not be subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated, pledged, encumbered, sold, or transferred. The prohibitions set forth in this Section 13.01 shall also apply any judgement, decree, or order (including approval of a property or settlement agreement) which relates to the provision of child support, alimony, or property rights to a present or former spouse, child, or other dependent of a Participant pursuant to a domestic relations order, unless such judgement, decree or order is determined to be a "qualified domestic relations order" as defined in Section 414(p) of the Code.

SECTION 13.02  LIMIT OF EMPLOYER LIABILITY.
               ---------------------------

The liability of the Employers with respect to Participants and other persons entitled to benefits under the Plan shall be limited to making contributions to the Trust from time to time, in accordance with Section 4 of the Plan.

SECTION 13.03  PLAN EXPENSES.
               -------------

All expenses incurred by the Committee or the Trustee in connection with administering the Plan and Trust shall be paid by the Trustee from the Trust Fund to the extent the expenses have not been paid or assumed by the Employers or by the Trustee.

SECTION 13.04  NONDIVERSION OF ASSETS.
               ----------------------

Except as provided in Sections 5.05 and 12.03 of the Plan, under no circumstances shall any portion of the Trust Fund be diverted to or used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan.

SECTION 13.05  SEPARABILITY OF PROVISIONS.
               --------------------------

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

SECTION 13.06  SERVICE OF PROCESS.
               ------------------

The agent for the service of process upon the Plan shall be the president of the Bank and the Trustee, or such other person as may be designated from time to time by the Bank.

SECTION 13.07  GOVERNING LAW.
               -------------

The Plan is established under, and its validity, construction and effect shall be governed by the laws of the State of Indiana to the extent those laws are not preempted by federal law, including the provisions of ERISA.

SECTION 13.08  SPECIAL RULES FOR PERSONS SUBJECT TO SECTION 16(B) REQUIREMENTS.
               ---------------------------------------------------------------

Notwithstanding anything herein to the contrary, any former Participant who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, who becomes eligible to again participate in the Plan, may not become a Participant prior to the date that is six months from the date such former Participant terminated participation in the Plan. In addition, any person subject to the provisions of Section 16(b) of the 1934 Act receiving a distribution of Company Stock from the Plan must hold such Company Stock for a period of six months commencing with the date of distribution. However, this restriction will not apply to Company Stock distributions made in connection with death, retirement, disability or termination of employment, or made pursuant to the terms of a qualified domestic relations order.

                                  SECTION 14
                             TOP-HEAVY PROVISIONS

SECTION 14.01  TOP-HEAVY PROVISIONS.
               --------------------

If, as of the last day of the first Plan Year, or thereafter, if as of the day next preceding the beginning of any Plan Year (the "Determination Date"), the Plan is a "top-heavy plan" (determined in accordance with the provisions of Section 416(g) of the Code); that is, the aggregate present value of the accrued benefits and account balances of all "Key Employees" (within the meaning of Section 416(i) of the Code and for this purpose using the definition of Compensation, as modified under Section 5.5(b) of the Plan) and their Beneficiaries, the provision specified in this Section 14 will automatically become effective as of the first day of the Plan Year. For purposes of the above sentence, the aggregate present value of the accrued benefits and account balances of a Participant who has not performed any services for the Bank or any of its Affiliates during the five-year period ending on the Determination Date shall not be taken into account. This calculation shall be made in accordance with Section 416(g) of the Code, taking into consideration plans which are considered part of the Aggregation Group. The term "Aggregation Group" shall include each plan of the Bank or any of its Affiliates that includes a Key Employee and each plan of the Bank or any of its Affiliates that allows the Plan to meet the requirements of Section 401(a)(4) of the Code or Section 410 of the Code and may include any other plan of the Bank or any of its Affiliates, if the Aggregation Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

SECTION 14.02  PLAN MODIFICATIONS UPON BECOMING TOP-HEAVY.
               ------------------------------------------

(a) MINIMUM ACCRUALS. Section 5.04 of the Plan will be modified to provide that the aggregate amount of Employer contributions allocated in each Plan Year to the Accounts of each Participant who is a Non-Key Employee (within the meaning of Section 416(i)(1) of the Code), and who is employed by an Employer as of the last day of the Plan Year, may not be less than the lesser of:

     (i)  three percent of his Compensation for the Plan Year; and

     (ii) a percentage of his Compensation equal to the largest percentage obtained by dividing the sum of the amount credited to the Accounts of any key Employee by that key Employee's Compensation; and

(b) SECTION 415(E) OF THE CODE. Section 5.05 of the Plan will be modified to provide that the dollar limitations in the denominators of the "defined benefit plan fraction" and "defined contribution plan fraction" (as such terms are defined in Section 415(e) of the Code) will be multiplied by 1.0 instead of
1.25. However, the above sentence shall not apply if "four percent" is substituted for "three percent" in paragraph (a) of this Section 14.02.

The preceding provisions will remain in effect for the period in which the Plan is top-heavy. If, for any particular year thereafter, the Plan is no longer top-heavy, the provisions contained in this Section 14 shall cease to apply, except that any previously vested portion of any Account balance shall remain nonforfeitable.

SECTION 14.03  SUPER TOP-HEAVY PROVISIONS.
               --------------------------

If, as of a Determination Date, the aggregate present value of the accrued benefits and Account balances of all "Key Employees" (within the meaning of Section 416(i) of the Code) and their Beneficiaries exceed 90% of the aggregate present value of the accrued benefits and Account balances of all Participants and Beneficiaries, paragraph (a) of Section 14.02 will automatically become effective as of the first day of such Plan Year, except that Section 14.02(b) of the Plan will be modified to provide that the dollar limitations in the denominators of the defined benefit plan fraction and defined contribution plan fraction in Section 5.05 of the Plan shall be multiplied by 1.0 instead of 1.25, whether or not the minimum benefit is increased under Section 14.02(a) of the Plan.

                                    FORM OF

                                TRUST AGREEMENT

                                    BETWEEN


                                PALMYRA SAVINGS

                                      AND


                              -------------------

                                    FOR THE


                                PALMYRA SAVINGS
                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                   CONTENTS

                                                                        Page No.

Section 1      Creation of Trust....................................    1

Section 2      Investment of Trust Fund and Administrative Powers
               of the Trustee.......................................    2

Section 3      Compensation and Indemnification of Trustee
               and Payment of Expenses and Taxes....................    7

Section 4      Records and Valuation................................    8

Section 5      Instructions from Committee..........................    9

Section 6      Change of Trustees...................................    9

Section 7      Miscellaneous........................................    9

     This TRUST AGREEMENT dated _____________, 199_ BETWEEN Palmyra Savings, with its principal office at 123 West LaFayette, Palmyra, Missouri 63461 (hereinafter called the "Bank"), AND ___________________________ (hereinafter each referred to as the "Trustee"),

                         W I T N E S S E T H  T H A T:

     WHEREAS, effective January 1, 1999, the Bank approved and adopted an employee stock ownership plan for the benefit of its employees, known as the Palmyra Savings Employee Stock Ownership Plan (hereinafter called the "Plan"); and

     WHEREAS, the Bank has authorized the execution of this Trust Agreement and has appointed ____________________________ each as Trustee of the Trust Fund created pursuant to the Plan; and

     WHEREAS, _______________________________ each has agreed to act as Trustee and to hold and administer the assets of the Plan in accordance with the terms of this Trust Agreement;

     NOW, THEREFORE, the Bank and each of the Trustees agree as follows:

     Section 1.  Creation of Trust.
                 ------------------

     1.1  Trustees. __________________________________ shall each be a trustee
          --------
of the Trust Fund (as defined below) created in accordance with and in furtherance of the Plan, and shall serve as Trustee until his/her removal or resignation in accordance with Section 6 (unless otherwise noted, all Section references contained herein are to this Trust Agreement).

     1.2  Trust Fund. The Trustee hereby agrees to accept contributions from the
          -----------
Employer (as such term is defined in the Plan) and amounts transferred from other qualified retirement plans from time to time in accordance with the terms of the Plan. All such property and contributions, together with income thereon and increments thereto, shall constitute the "Trust Fund" to be held in accordance with the terms of the Trust Agreement.

     1.3  Incorporation of Plan. An instrument entitled "Palmyra Savings
          ----------------------
Employee Stock Ownership Plan" is incorporated herein by reference, and this Trust Agreement shall be interpreted consistently with that Plan. All words and phrases defined in that Plan shall have the same meaning when used in this Trust Agreement, unless otherwise specifically defined in this Trust Agreement.

     1.4  Name. The name of this trust shall be "Palmyra Savings Employee Stock
          -----
Ownership Plan Trust."

     1.5  Nondiversion of Assets. In no event shall any part of the corpus or
          -----------------------
income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan, except to the extent that assets may be returned to the Employer in accordance with the Plan where the Plan fails to qualify initially under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or where they are attributable to contributions made by mistake of fact or conditioned upon their deductibility.

     Section 2.  Investment of Trust Fund and Administrative Powers of the
                 ---------------------------------------------------------
Trustee.
--------

     2.1  Stock and Other Investments. The basic investment policy of the Plan
          ----------------------------
shall be to invest primarily in Stock of the Employer for the exclusive benefit of the Participants and their Beneficiaries. The Committee shall have full and complete investment authority and responsibility with respect to the purchase, retention, sale, exchange, and pledge of Stock and the payment of Stock Obligations, and the Trustee shall not deal in any way with Stock except in accordance with the written instructions of the Committee. The Trustee shall invest, or keep invested, all or a portion of the Trust Fund in Stock, and shall pay Stock Obligations out of assets of the Trust Fund, as instructed from time to time by the Committee. The Trustee shall invest any balance of the Trust Fund (the "Investment Fund") in such other property as the Committee, in its sole discretion, shall deem advisable, subject to any delegation of such investment responsibility pursuant to Section 2.2. Nothing contained herein shall provide investment discretion authority or any like kind responsibility in regard to the assets of the Trust Fund.

     In connection with instructions from the Committee to acquire Stock, the Trustee may purchase newly issued or outstanding Stock from an Employer or any other holders of Stock, including Participants, Beneficiaries, and Plan fiduciaries. All purchases and sales of Stock shall be made by the Trustee at fair market value as determined by the Committee in good faith and in accordance with any applicable requirement under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Such purchases may be made with assets of the Trust Fund, with funds borrowed for this purpose (with or without guarantees of repayment to the lender by an Employer), or by any combination of the foregoing.

     Notwithstanding any other provision of this Trust Agreement or the Plan, neither the Committee nor Trustee shall make any purchase, sale, exchange, investment, pledge, valuation, or loan, or take any other action involving those assets for which it is responsible which (i) is inconsistent with the policy of the Plan and Trust Agreement, (ii) is inconsistent with the prudence and diversification requirements set forth in Sections 404(a)(1)(B) and (C) of ERISA (to the extent such requirements apply to an employee stock ownership plan and related trust), (iii) is prohibited by Section 406 or 407 of ERISA or Section 4975 of the Code, or (iv) would impair the qualification of the Plan or the exemption of the Trust under Sections 401 and 501 of the Code.

     2.2  Delegation of Investment Responsibility. The Committee may, by written
          ----------------------------------------
notice, direct the Trustee to segregate any portion or all of the Investment Fund into one or more separate accounts for each of which full investment responsibility will be delegated to an investment manager, as defined in Section 3(38) of ERISA, appointed in such notice pursuant to Section 402(c)(3) of ERISA (hereinafter a "Manager"). For any separate account where the Trustee is to maintain custody of the assets, the Trustee and the Manager shall agree upon procedures for the transmittal of investment instructions from the Manager to the Trustee, and the Trustee may provide the Manager with such documents as may be necessary to authorize the Manager to effect transactions directly on behalf of the segregated account.

     Further, the Committee may, by written notice, direct the Trustee to segregate any portion or all of the Investment Fund into one or more separate accounts for each of which full investment responsibility will be delegated to an insurance company through one or more group annuity contracts, deposit administration contracts, or similar contracts, which may provide for investments in any commingled separate accounts established under such contracts. An insurance company shall be a Manager with respect to any amounts held under such a contract except to the extent the insurer's assets are not deemed assets of the Plan and Trust Fund pursuant to Section 401(b)(2) of ERISA. The allocation of amounts held under such a contract among the insurer's general account and one or more individual or commingled separate accounts shall be determined by the Bank except as otherwise agreed by the Bank and the insurer.

     Any Manager shall have all of the powers given to the Trustee pursuant to
Section 2.3 with respect to the portion of the Trust Fund committed to its investment discretion and control. The Trustee shall be responsible for the safekeeping of any assets which remain in its custody, but in no event shall the Trustee be under any duty to question or make any inquiry or suggestion regarding the action or inaction of a Manager or an insurer or the advisability of acquiring, retaining, or disposing of any asset of a segregated account. The Employer shall indemnify and hold the Trustee harmless from any and all costs, damages, expenses, and liabilities which the Trustee may incur by reason of any action taken or omitted to be taken by the Trustee upon directions from the Committee, a Manager, or an insurer pursuant to this Section 2.2.

     2.3  Trustee Powers. In addition to and not by way of limitation upon the
          ---------------
fiduciary powers granted to it by law, the Trustee shall have the following specific powers, subject to direction by the Committee and subject to the limitations set forth in Section 2.1:

     2.3-1 to receive, hold, manage, invest and reinvest the money or other property which constitutes the Trust Fund, without distinction between principal and income;

     2.3-2 to hold funds uninvested temporarily without liability for interest thereon, and to deposit funds in one or more savings or similar accounts with any banks and savings and loan associations which are insured by an instrumentality of the federal government, including the Trustee if it is such an institution.

     2.3-3 to invest or reinvest the whole or any portion of the money or other property which constitutes the Trust Fund in such common or preferred stocks, investment trust shares, mutual funds, commingled trust funds, partnership interests, bonds, notes, or other evidences of indebtedness, and real and personal property as the Committee in its absolute judgment and discretion may deem to be for the best interests of the Trust Fund, regardless of nondiversification to the extent that such nondiversification is clearly prudent, and regardless of whether any such investment or property is authorized by law regarding the investment of trust funds, of a wasting asset nature, temporarily non-income producing, or within or without the United States;

     2.3-4 to invest in common and preferred stocks, bonds, notes, or other obligations of any corporation or business enterprise in which an Employer or its owners may own an interest;

     2.3-5   to exchange any investment or property, real or personal, for other investments or properties at such time and upon such terms as the Trustee shall deem proper;

     2.3-6   to sell, transfer, convey or otherwise dispose of any investment or property, real or personal, for cash or on credit, in such manner and upon such terms and conditions as the Trustee shall deem advisable, and no person dealing with the Trustee shall be under any duty to inquire as to the validity, expediency, or propriety of any such sale or as to the application of the purchase money paid to the Trustee;

     2.3-7   to hold any investment or property in the name of the Trustee, with or without the designation of any fiduciary capacity, or in name of a nominee, or unregistered, or in such other form that title may pass by delivery; provided, however, that the Trustee's records always show that such investment or property belongs to the Trust Fund and the Trustee shall not be relieved hereby of its responsibility to maintain safe custody of the Trust Fund;

     2.3-8   to organize one or more corporations to hold, manage, or liquidate any property, including real estate, owned or acquired by the Trust Fund if in the sole discretion of the Trustee the organization of such corporation or corporations is for the best interest of the Trust;

     2.3-9   to extend the time for payment of, to modify, to renew, or to release security from any mortgage, note or other evidence of indebtedness, or to take advantage of or waive any default; to foreclose mortgages and bid in property under foreclosure or to take title to property by conveyance in lieu of foreclosure, either with or without the payment of additional consideration;

     2.3-10 to vote in person or by proxy all stocks and other securities having voting privileges; to exercise or refrain from exercising any option or privilege with respect to stocks and other securities, including any right or privilege to subscribe for or otherwise to acquire stocks and other securities; or to sell any such right or privilege; to assent to and join in any plan of refinance, merger, consolidation, reorganization or liquidation of any corporation or other enterprise in which this Trust may have an interest, to deposit stocks and other securities with any committee formed to effectuate the same, to pay any expense incidental thereto, to exchange stocks and other securities for those which may be issued pursuant to any such plan, and to retain as an investment the stocks and other securities received by the Trustee; and to deposit any investment in a voting trust; notwithstanding the preceding, participants and beneficiaries shall be entitled to direct the manner in which stock allocated to their respective accounts are to be voted on all matters. All Stock which has been allocated to participants' accounts for which the Trustee has received no written direction and all unallocated Employer securities will be voted in accordance with Section 8.01 of the Plan. Whenever such voting rights are to be exercised, the Employer, the Committee and the Trustee shall see that all Participants and Beneficiaries are provided with adequate opportunity to deliver their instructions to the Trustee regarding voting of Stock allocated to their accounts. The instructions of the Participants with respect to the voting of allocated shares hereunder shall be confidential;

     2.3-11 to abandon any property, real or personal, which the Trustee at the direction of the Committee, shall consider to be worthless or not of sufficient value to warrant its keeping or protecting; to abstain from the payment of taxes, water rents, assessments, repairs, maintenance, and upkeep of any such property; to permit any such property to be lost by tax sale or other proceedings, and to convey any such property for a nominal consideration or without consideration;

     2.3-12   to borrow money from an Employer or from others (including the
Trustee), and to enter into installment contracts, for the purchase of Stock upon such terms and conditions and at such reasonable rates of interest as the Committee may deem to be advisable, to issue its promissory notes as Trustee to evidence such debt, to secure the payment of such notes by pledging any property of the Trust Fund, and to authorize the holders of any such notes to pledge them to secure obligations of the holders and in connection therewith to repledge any assets of the Trust as security therefor; provided that, with respect to any extension of credit to the Trust involving, as a lender or guarantor, an Employer or another "disqualified person" within the meaning of Section 4975(e)(2) of the Code --

          (a) each loan or installment contract is primarily for the benefit of Participants and Beneficiaries of the Plan;
          (b) any interest on a loan or installment contract does not exceed a reasonable rate;
          (c) the proceeds of any loan shall be used only to acquire Stock, to repay the loan, or to repay a previous loan meeting these conditions, and the subject of any installment contract shall be only the Trust's purchase of Stock;
          (d) any collateral pledged to a creditor by the Trustee shall consist only of the assets purchased with borrowed funds or received in accordance with an installment contract and the creditor shall have no recourse against the Trust Fund except with respect to the collateral (although the creditor may have recourse against an Employer as guarantor);
          (e) payments with respect to a loan or installment contract shall be made only from those amounts contributed by the Employer to the Trust Fund, from amounts earned on such contributions, and from cash dividends received on unallocated Stock held by the Trust as collateral for such an obligation; and
          (f) upon the payment of any portion of balance due on a loan or upon any installment payment, a proportionate part of any assets originally pledged as collateral for such indebtedness shall be released from encumbrance in accordance with Section 4.2 of the Plan and the Committee shall at least annually advise the Trustee of the number of shares of Stock so released and the proper allocation of such shares under the terms of the Plan;

     2.3-13   to manage and operate any real property which shall at any time constitute an asset of the Trust Fund; to make repairs, alterations, and improvements thereto; to insure such property against loss by fire or other casualty; to lease or grant options for the sale of such property, which lease or option may be for a period of time which may extend beyond the life of this Trust; and to take any other action or enter into any other contract respecting such property which is consistent with the best interests of the Trust;

     2.3-14   to pay any and all reasonable and normal expenses incurred in connection with the exercise of any power, right, authority or discretion granted herein, and, upon prior notice to the

Bank, to employ and compensate agents, investment counsel, custodians, actuaries, attorneys, and accountants in such connection;

     2.3-15   to employ and consult with any legal counsel, who also may be counsel to an Employer or the Committee, with respect to the meaning or construction of this Trust Agreement, the extent of the Trustee's obligations and duties hereunder, and whether the Trustee should take or decline to take a particular action hereunder, and the Trustee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to such advice;

     2.3-16   to defend any action or proceeding instituted against the Trust
Fund, to institute any action on behalf of the Trust Fund, and to compromise or submit to arbitration any dispute concerning the Trust Fund;

    2.3-17    to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     2.3-18   to commingle the Trust Fund created pursuant hereto, in whole or in part, in a single trust with all or any portion of any other trust fund, assigning an undivided interest to each such commingled trust fund, provided that such commingled trust is itself exempt from taxation pursuant to Section 501(a) of the Code, or its successor Section; and provided further that the trust agreement governing such commingled trust shall be deemed incorporated by reference in the Plan;

     2.3-19   where two or more trusts governed by this Trust Agreement have an undivided interest in any property, to credit the income from such property to such trusts in proportion to their undivided interests, and when non pro rata distributions of property or money are made from such trusts, to make appropriate adjustments to the undivided fractional interests of such trusts;

     2.3-20   to invest all or any portion of the Trust Fund in one or more group annuity contracts, deposit administration contracts, and other such contracts with insurance companies, including any commingled separate accounts established under such contracts;

     2.3-21 generally, with respect to all cash, stocks and other securities, and property, both real and personal, received or held in the Trust Fund by the Trustee, to exercise all the same rights and powers as are or may be lawfully exercised by persons owning cash, or stocks and other securities, or such property in their own right; and to do all other acts, whether or not expressly authorized, which it may deem necessary or proper for the protection of the Trust Fund; and

     2.3-22   whenever more than two persons shall qualify to act as co-
trustees, to exercise and perform every power (including discretionary powers), authority or duty by the concurrence of a majority of them the same effect as if all had joined therein, except that the unanimous vote of such persons shall be necessary to determine the number (one or more) and identity of persons who may sign checks, make withdrawals from financial institutions, have access to safe deposit boxes, or direct the sale of trust assets and the disposition of the proceeds.

     Section 3.  Compensation and Indemnification of Trustee and Payment of
                 ----------------------------------------------------------
Expenses and Taxes.
-------------------

     3.1  Fees and Expenses from Fund. Compensation of Trustee. In consideration
          ---------------------------
for rendering services pursuant to this Trust Agreement the Trustee shall be paid fees in accordance with the Trustee's fee schedule as in effect from time to time; provided, however, that any individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. Fee changes resulting in fee increases shall be effective upon not less than 30 days' notice to the Bank. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable attorneys' fees, incurred in the administration of the Trust created hereby. Fees and expenses shall be allocated to Participant Accounts, if any, unless paid directly by the Employer. All compensation and expenses of the Trustee shall be paid out of the Trust Fund or by the Employer as specified in the Plan. If and to the extent the Trust Fund shall not be sufficient, such compensation and expenses shall be paid by the Employer upon demand. If payment is due but not paid by the Employer, such amount shall be paid from the assets of the Trust Fund. The Trustee is hereby empowered to withdraw all such compensation and expenses which are 60 days past due from the Trust Fund, and, in furtherance thereof, liquidate any assets of the Trust Fund, without further authorization or direction from or by any person.

     3.2  Indemnification. Notwithstanding any other provision of this Trust
          ----------------
Agreement, any individual designated as a trustee hereunder shall be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys' fees and disbursements reasonably incurred by or imposed upon such individual in connection with any claim made against him or in which he may be involved by reason of his being, or having been, a trustee hereunder, to the extent such amounts are not satisfied by insurance maintained by the Employer, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken. Further, any corporate trustee and its officers, directors and agents may be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys' fees and disbursements reasonably incurred by or imposed upon such persons and/or corporation in connection with any claim made against it or them or in which it or them may be involved by reason of its being, or having been, a trustee hereunder as may be agreed between the Employer and such Trustee, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

     3.3  Expenses. All expenses of administering this Trust and the Plan,
          ---------
whether incurred by the Trustee or the Committee, shall be paid by the Trustee from the Trust Fund to the extent such expenses shall not have been assumed by the Employer.

     3.4 Taxes. All taxes of any kind that may be levied or assessed upon the
         ------
Trust Fund, its income or assets, shall be paid from the Trust Fund, but the Trustee shall not be obliged to pay such tax so long as it shall contest the validity of such levy or assessment upon the advice of counsel.

          Section 4.  Records and Valuation.
                      ----------------------

          4.1  Records. The Trustee, and any investment manager appointed
               --------
pursuant to Section 2.2, shall maintain accurate and detailed records and accounts of all investments, receipts, disbursements and other transactions made by it with respect to the Trust Fund, and all accounts, books and records relating thereto shall be open at all reasonable time to inspection and audit by the Committee and the Employer.

          4.2  Valuation. From time to time upon the request of the Committee,
               ----------
but at least annually as of the last day of each Plan Year, the Trustee shall prepare a balance sheet of the Investment Fund in accordance with Section 5 of the Plan and shall deliver copies of the balance sheet to the Committee and the Employer. In the absence of any written objections to the balance sheet by the Committee or an Employer within 90 days after its delivery to them, the Trustee shall be entitled to presume and to rely upon its correctness for all purposes.


          Section 5.  Instructions from Committee.
                      ----------------------------

          5.1  Certification of Members and Employees. From time to time the
               ---------------------------------------
Bank shall certify to the Trustee in writing the names of the individuals comprising the Committee and shall furnish to the Trustee specimens of their signatures and the signatures of their agents, if any. The Trustee shall be entitled to presume that the identities of such individuals and their agents are unchanged until it receives a certification from the Bank notifying it of any changes.

          5.2  Instructions to Trustee. The Trustee shall pay such sums to such
               -----------------------
persons and shall take such other actions as shall be set forth in written instructions from a single member of the Committee, whose name shall beiting to the Trustee by the Bank from time to time. The Trustee shall be fully protected in taking any action based upon such written instructions and shall have no power, authority, or duty to interpret the Plan or to inquire into the decisions or determinations of the Committee, or to question the instructions given to it by the Committee.

          5.3  Plan Change. In the event of an amendment, merger, division, or
               ------------
termination of the Plan, the Trustee shall continue to disburse funds and to take other proper actions in accordance with the instructions of the Committee.

          Section 6.  Change of Trustees.
                      -------------------

          The Bank may, at any time, remove any person or entity serving as a Trustee hereunder by giving to such person or entity written notice of removal and, if applicable, the name and address of the successor trustee. Any person or entity serving as a Trustee hereunder may resign at any time by giving written notice to the Bank. Any such removal or resignation shall take effect within 30 days after notice has been given by the Trustee or by the Bank, as the case may be. Within those 30 days, the removed or resigned Trustee shall transfer, pay over and deliver any portion of the Trust Fund in its possession or control (less an appropriate reserve for any unpaid fees, expenses, and liabilities) and all pertinent records to the successor or remaining Trustee; provided, however, that any assets which are invested in a collective fund or in some other manner which prevents their immediate transfer shall be transferred and delivered to the successor trustee as soon as may be practicable. Thereafter, the removed or resigned Trustee shall have no liability for the Trust Fund or for its administration by the successor or remaining trustee, but shall render an accounting to the Committee of its administration of the Trust Fund to the date on which its trusteeship shall have been terminated. The Bank may also, upon 30 days' notice to each person currently serving as a Trustee, appoint one or more persons to serve as co-trustees hereunder.

          Section 7.  Miscellaneous.
                      --------------

          7.1  Right to Amend. This Trust Agreement may be amended from time to
               ---------------
time by an instrument executed by the Bank; provided, however, that any amendment affecting the powers, duties or liabilities of the Trustee must be approved by the Trustee, and provided, further, that no amendment may divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities for benefits. Any amendment shall apply to the Trust Fund as constituted at the time of the amendment as well as to that portion of the Trust Fund which is subsequently acquired.

          7.2  Compliance with ERISA. In the exercise of its powers and the
               ----------------------
performance of its duties, the Trustee shall act in good faith and in accordance with the applicable requirements under ERISA. Except as may be otherwise required by ERISA, the Trustee shall not be required to furnish any bond in any jurisdiction for the performance of its duties and, if a bond is required despite this provision, no surety shall be required on it.

          7.3 Nonresponsibility for Funding. The Trustee shall be under no duty
              ------------------------------
to enforce the payment of any contributions and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits, expenses, and liabilities under the Plan.

          7.4  Reports. The Trustee shall file any report which it is required
               --------
by law to file with any governmental authority with respect to this Trust, and the Committee shall furnish to the Trustee whatever information is necessary to prepare the report.

          7.5  Dealings with Trustee.  Persons dealing with the Trustee,
               ----------------------
including but not limited to banks, brokers, dealers, and insurers, shall be under no obligation to inquire concerning the validity of anything which the Trustee purports to do, nor need any person see to the proper application of any money paid or any property transferred upon the order of the Trustee or to inquire into the Trustee's authority as to any transaction.

          7.6  Limitation Upon Responsibilities. The Trustee shall have no
               ---------------------------------
responsibilities with respect to the Plan or Trust other than those specifically enumerated or explicitly allocated to it under this Trust Agreement or the provisions of ERISA. All other responsibilities are retained and shall be performed by one or more of the Employer, the Committee, and such advisors or agents as they choose to engage.

          The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees and shall not be answerable for the conduct of the same if chosen with reasonable care and shall be entitled to advice of counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney for the trustee or attorney for the Committee), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

          The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons.

          As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceedings, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Committee as sufficient evidence of the facts therein contained but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee shall not be answerable for other than its gross negligence or willful misconduct.

          Before taking any action hereunder at the request or direction of the Committee, the Trustee may require that indemnity in form and amount satisfactory to the Trustee be furnished for the reimbursement of any and all costs and expenses to which it may be put including, without limitation, reasonable attorneys' fees and to protect it against all liability, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

          No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          7.7  Successor Trustees. This Trust Agreement shall apply to any
               -------------------
person who shall be appointed to succeed the person currently appointed as the Trustee; and any reference herein to the

Trustee shall be deemed to include any or more individuals or corporations or any combination thereof who or which hall at any time act as a co-trustee or as the sole trustee.

          7.8  Governing State Law. This Trust Agreement shall be interpreted
               --------------------
in accordance with the laws of the State of Missouri to the extent those laws may be applicable under the provisions of ERISA.

          IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the day and year first above written.

ATTEST:                                      PALMYRA SAVINGS


_____________________________                By:_____________________________





ATTEST:                                      PALMYRA SAVINGS
                                             EMPLOYEE STOCK OWNERSHIP PLAN TRUST


_____________________________
                                             By:_____________________________


                                             ________________________________
                                             _____________, as Trustee

                                             ________________________________
                                             _____________, as Trustee

                                             ________________________________
                                             _____________, as Trustee

                                             ________________________________
                                             _____________, as Trustee

                                             ________________________________
                                             _____________, as Trustee